                            SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant /X/                  Filed by a Party other than the
                                             Registrant / /

Check the appropriate box:
/ /       Preliminary Proxy Statement
/X/       Definitive Proxy Statement
/ /       Definitive Additional Materials
/ /       Soliciting Material Pursuant to Section 240.14a-11(c) or Section
          240.14a-12

                           The Seven Seas Series Fund
                (Name of Registrant as Specified In Its Charter)

                           The Seven Seas Series Fund
                   (Name of Person(s) Filing Proxy Statement)

PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):

/X/  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(j)(2).
/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(4) and 0-11.

     1)   Title of each class of securities to which transaction applies:

     2)   Aggregate number of securities to which transaction applies:

     3) Per unit price of other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

     4)   Proposed maximum aggregate value of transaction:

     Set forth the amount on which the filing fee is calculated and state how it was determined.

/X/ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number of the Form or Schedule and the date of its filing.

     1)   Amount Previously Paid: $125.00

     2)   Form, Schedule or Registration Statement No.: Schedule 14A

     3)   Filing Party: The Seven Seas Series Fund

     4)   Date Filed: July 18, 1995

                           THE SEVEN SEAS SERIES FUND
                       TWO INTERNATIONAL PLACE, 35TH FLOOR
                          BOSTON, MASSACHUSETTS  02110

               ---------------------------------------------------

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                    OF THE SEVEN SEAS SERIES YIELD PLUS FUND
                          TO BE HELD ON AUGUST 25, 1995
               ---------------------------------------------------


To the Shareholders of The Seven Seas Series
Yield Plus Fund:

Notice is hereby given that a Special Meeting of Shareholders of The Seven Seas Series Yield Plus Fund (the "Fund"), a series of The Seven Seas Series Fund, will be held at the offices of Frank Russell Investment Management Company, 909 A Street, Tacoma, Washington, on August 25, 1995, at 11:00 a.m., local time, to consider a proposal to amend the investment objective of the Fund.

Shareholders may also consider and act upon such other matters as may properly come before the Meeting or any adjournments thereof. The proposal is discussed in greater detail in the accompanying proxy statement.

The close of business on July 17, 1995, has been fixed as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting and any adjournments thereof.

                                   By Order of the Trustees,


                                   J. DAVID GRISWOLD
                                   Secretary

July 28, 1995
- -------------


IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING! WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING, PLEASE COMPLETE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. IF YOU DESIRE TO VOTE IN PERSON YOU MAY REVOKE YOUR PROXY PRIOR TO THE MEETING.

                           THE SEVEN SEAS SERIES FUND
                       TWO INTERNATIONAL PLACE, 35TH FLOOR
                          BOSTON, MASSACHUSETTS  02110


                                 PROXY STATEMENT
                                       FOR
                       SPECIAL MEETING OF SHAREHOLDERS OF
                      THE SEVEN SEAS SERIES YIELD PLUS FUND

                          TO BE HELD ON AUGUST 25, 1995


                 VOTING, REVOCATION AND SOLICITATION OF PROXIES

SPECIAL MEETING

This proxy statement is being furnished to the shareholders of The Seven Seas Series Yield Plus Fund (the "Fund"), a series of The Seven Seas Series Fund, a Massachusetts business trust (the "Trust"), in connection with the solicitation of proxies by and on behalf of the Trust's Board of Trustees for use at a Special Meeting of Shareholders of the Fund (the "Meeting") to be held at the office of Frank Russell Investment Management Company, 909 A Street, Tacoma, Washington 98402, on August 25, 1995, at 11:00 a.m., local time, and any adjournments thereof. This proxy statement is first being mailed to shareholders on or about July 31, 1995. An Annual Report of the Fund for the fiscal year ended August 31, 1994 and a Semi-Annual Report of the Fund for the six-month period ended February 28, 1995 may be obtained without charge upon written request to the Trust at the address listed above or by calling (800) 647-7327.

RECORD DATE

The Board of Trustees of the Trust has fixed the close of business on July 17, 1995 as the record date (the "Record Date") for the determination of shareholders of the Fund entitled to notice of and to vote at the Meeting and any adjournments thereof. Only holders of record of shares of the Fund at the close of business on the Record Date are entitled to notice of, and to vote at, the Meeting and at any adjournments thereof. At the close of business on the Record Date, there were 142,428,638.222 shares of the Fund issued and outstanding and entitled to vote at the Meeting.

The holder of each full share of beneficial interest of the Fund outstanding as of the close of business on the Record Date is entitled to one vote for each share held of record upon each matter properly submitted to the Meeting or any adjournments thereof for vote by shareholders of the Fund, with a proportionate vote for each fractional share.

PROXIES

Shareholders of the Fund are requested to complete, date, sign and promptly return in the enclosed envelope the accompanying form of proxy. If the enclosed proxy is properly executed and returned in time to be voted at the Meeting, the shares represented thereby will be voted in accordance with the instructions marked on the proxy unless such proxy has previously been revoked. Unless instructions to the contrary are marked on the proxy, the proxy will be voted FOR the proposal described in this proxy statement and in the discretion of the persons named as proxies in connection with any other matter that may properly come before the Meeting or any adjournments thereof. The Board of Trustees does not know of any matter to be considered at the Meeting other than the matter referred to in the Notice of Special Meeting accompanying this proxy statement.

Any shareholder who is given a proxy has the right to revoke it at any time prior to its exercise by attending the Meeting and voting his or her shares in person or by submitting, prior to the date of the Meeting, a written notice of revocation or a subsequently dated proxy to the following: The Seven Seas Series Yield Plus Fund, 909 A Street, Tacoma, Washington 98402,
Attention: Secretary.

In the event a quorum is not present at the Meeting or sufficient votes to approve the proposal are not received, the persons named as proxies may propose one or more adjournments of such Meeting to permit further solicitation of proxies. A shareholder vote may be taken on any other matter to properly come before the Meeting prior to such adjournment if sufficient votes to approve such matters have been received and such vote is otherwise appropriate. Any adjournment of the Meeting will require the affirmative vote of a majority of those shares present at the Meeting or represented by proxy and voting. Abstentions and broker "non-votes" (i.e., proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other person entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be counted as shares that are present for purposes of determining the presence of a quorum and will have the effect of a vote against the proposal set forth in this proxy statement.

SOLICITATION OF PROXIES

In addition to the solicitation of proxies by mail, officers of the Trust, officers and regular employees of State Street Bank and Trust Company (the "Adviser"), the Fund's investment adviser, Frank Russell Investment Management Company, the Fund's administrator, and Russell Fund Distributors, Inc., the Fund's distributor, may also solicit proxies by telephone or telegraph or in person. The Trust may also retain a proxy solicitation firm to assist in the solicitation of proxies. The cost of retaining such a firm would depend upon the amount and types of services rendered. The Trust does not anticipate that it will retain such a firm in connection with the proxy solicitation for the Meeting. The costs of solicitation and expenses incurred in connection with preparing this proxy statement and its enclosures, including any cost of retaining a proxy solicitation firm, will be borne by the Fund. The Fund will reimburse firms and others for their expenses in forwarding solicitation materials to the beneficial owners of shares of the Fund.

                                  PROPOSAL ONE

                         APPROVAL OF AN AMENDMENT TO THE
                        INVESTMENT OBJECTIVE OF THE FUND

The Fund's shareholders are being asked to approve an amendment to the Fund's investment objective and to make the revised investment objective nonfundamental. The Fund's present investment objective is to seek high current income and liquidity by investing primarily in a diversified portfolio of high-quality debt securities with remaining maturities of three years or less. At a meeting of the Board of Trustees held on July 17, 1995, the Trustees voted, subject to shareholder approval, to amend the investment objective of the Fund to read as follows:

     "The Fund seeks high current income and liquidity by investing primarily in a diversified portfolio of high-quality debt securities and by maintaining a portfolio duration of one year or less."

The Fund's current investment objective has been interpreted to mean that not more than 35% of the Fund's assets may be invested in securities with remaining maturities in excess of three years, regardless of the Fund's average weighted maturity or duration. The Trustees believe that this restriction artificially limits the Fund's investment opportunities with little or no benefit to shareholders and that it is advisable to amend the Fund's investment objective by eliminating the restriction on maturity and adding a requirement that the Fund maintain a duration of one year or less.

Unlike maturity, which measures the period of time until final payment is to be made on a debt security, duration measures the dollar weighted average maturity of a security's expected cash flows (I.E., interest and principal payments), discounted to their present values, after giving effect to all maturity shortening features, such as call or redemption rights. The duration of an obligation is always less than or equal to its stated maturity. The Trustees believe that duration is a more appropriate measure of a security's longevity than maturity and that limiting the Fund's duration, rather than the maturity of specific securities or the Fund's average weighted maturity, is the most appropriate method of managing interest-rate risk and market volatility.

Although not required by the current investment objective or policies of the Fund, the Adviser has maintained the Fund's duration at one year or less since inception of the Fund. The proposed change of the Fund's investment objective, therefore, will not result in a material change to the strategies currently used in managing the Fund's portfolio. The proposed change, however, will provide the Adviser with more flexibility to invest in securities with stated maturities in excess of three years, provided that the investments do not cause the Fund's duration to extend beyond a maximum of one year.

The Fund's strategy is to produce a higher return than that of money markets funds. The Fund attempts to meet its objective by investing primarily in: (1) US Government securities (including repurchase agreements relating to such securities); (2) instruments of US and foreign banks, including ETDs, ECDs, YCDs, certificates of deposit, time deposits, letters of credit and banker's acceptances; (3) commercial paper, notes and bonds issued by foreign and domestic corporations; (4) securities of foreign governments, agencies of foreign governments, and supranational organizations (such as the World Bank);
(5) asset-backed securities; (6) mortgage-related pass-through securities; and
(7) interest rate swaps.

The Fund limits its portfolio investments to bank instruments, mortgage-related pass-throughs, asset-backed securities, commercial paper, corporate notes and bonds and obligations of foreign governments and agencies and subdivisions of foreign governments and supranational organizations that, at the time of acquisition: (1) are rated in one of the four highest categories (or in the case of commercial paper, in the two highest categories) by at least one nationally recognized statistical rating organization; or (2) if not rated, are of comparable quality, as determined by the Fund's adviser, State Street Bank and Trust Company, in accordance with procedures established by the Board of Trustees. All securities may be either fixed income, zero coupon or variable or floating-rate securities and may be denominated in US dollars or selected foreign currencies.

Based on the foregoing assessment of current market trends, historical data relating to the Fund's assets and shareholder composition, and projections as to future growth of the Fund after giving effect to the proposed change in investment objective of the Fund, the Trustees voted to amend the Fund's investment objective as described above.

Unlike the Fund's current investment objective, the new investment objective would not be "fundamental," and, therefore, would be subject to further amendment by the Board of Trustees without shareholder approval. Shareholders would, however, receive at least 60 days prior notice of any subsequent change to the Fund's investment objective.

The proposed change to the Fund's investment objective would not result in any change in the fees paid by the Fund. State Street Bank and Trust Company (225 Franklin Street, Boston, Massachusetts 02110), Frank Russell Investment Management Company, and Russell Fund Distributors (909 A Street, Tacoma, Washington 98402) would continue to serve as investment adviser, administrator and distributor, respectively, under the same agreements as are currently in effect.

REQUIRED VOTE

To be approved, the Proposal must receive the affirmative vote of "a majority of the outstanding voting securities" of the Fund, as defined in the 1940 Act. Under the 1940 Act, a vote of a majority of the outstanding voting securities of the Fund means the lesser of: (1) more than 50% of the outstanding shares of the Fund; or (2) 67% or more of the shares of the Fund represented at the Meeting if more than 50% of the outstanding shares of the Fund are present at the Meeting or represented by proxy.

         THE TRUSTEES RECOMMEND THAT SHAREHOLDERS VOTE FOR PROPOSAL ONE.


                             ADDITIONAL INFORMATION

As of July 17, 1995, the officers and Trustees of the Trust as a group beneficially owned less than 1% of the shares of the Fund outstanding on such date. As of July 17, 1995, the following shareholders were known to the Trust to be the beneficial owner of more than five percent of the issued and outstanding shares of the Fund:

     * CM18 Stock Performance Index Futures Fund, a fund of State Street Global Advisors, 225 Franklin Street, Boston, MA 02110--35%;

     * International Clearing Stock Loan, a department of State Street Bank and Trust Company, Two International Place, Boston, MA 02110-30%;

     * CM11 S&P 500 Flagship Fund, a fund of State Street Global Advisors, 225 Franklin Street, Boston, MA 02110--6%; and

     * LR53 Louisiana State Employees, 8401 United Plaza Boulevard, Baton Rouge, LA 70809--17%.

State Street Bank and Trust Company, as beneficial owner of 81% of the Fund's shares, is expected to vote in favor of the proposal.

                       NO ANNUAL MEETINGS OF SHAREHOLDERS

Under the Trust's First Amended and Restated Master Trust Agreement, as amended (the "Master Trust Agreement"), no annual or special meetings of shareholders are required. Therefore, there will ordinarily be no shareholder meetings unless required by the 1940 Act. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholder meeting should send their written proposals to the Secretary of the Trust, 909 A Street, Tacoma, Washington 98402. Shareholder proposals should be received in a reasonable time before the solicitation is made.

Under the Master Trust Agreement, any Trustee may be removed with or without cause at any time: (i) by written instrument signed by at least two-thirds of the number of Trustees in office immediately prior to such removal, specifying the date upon which such removal shall become effective; or (ii) by vote of shareholders holding not less than two-thirds of the shares then outstanding, cast in person or by proxy at any meeting called for the purpose; or (iii) by a written declaration signed by shareholders holding not less than two-thirds of the shares then outstanding, filed with the Trust's custodian. Holders of 10% or more of the outstanding shares of the Trust can require Trustees to call a meeting of shareholders for purposes of voting on the removal of one or more Trustees.

In addition, if 10 or more shareholders who have been shareholders for at least six months and who hold in the aggregate either shares with a net asset value of at least $25,000 or at least 1% of the outstanding shares of the Trust, whichever is less, inform the Trustees in writing that they wish to communicate with other shareholders, the Trustees will either give such shareholders access to the shareholder list or offer to forward materials to shareholders on their behalf at a stated cost. If the Trustees object to mailing such materials, they must inform the Securities and Exchange Commission and thereafter comply with any order entered by the Commission and the requirements of the 1940 Act and the Securities Exchange Act of 1934.


                    OTHER MATTERS TO COME BEFORE THE MEETING

The Trustees do not intend to present any other business at the Meeting, nor are they aware that any shareholder intends to do so. If, however, any other matters are properly brought before the Meeting, the persons named in the accompanying proxy will vote thereon in accordance with their best judgment.


IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING IN PERSON ARE URGED TO COMPLETE, SIGN AND RETURN THE PROXY CARD IN THE ENCLOSED ENVELOPE AS SOON AS POSSIBLE.

                                   By Order of the Trustees,



                                   J. David Griswold
                                   Secretary

Date: July 28, 1995

THE SEVEN SEAS SERIES YIELD PLUS FUND
A SERIES OF THE SEVEN SEAS SERIES FUND
Two International Place
Boston, Massachusetts  02110

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Margaret L. Barclay and J. David Griswold, and each and either one of them, proxies with full power of substitution, and authorizes each of them to represent and vote all shares of The Seven Seas Series Yield Plus Fund (the "Fund"), a series of The Seven Seas Series Fund, which the undersigned would be entitled to vote if personally present at the Special Meeting of Shareholders of the Fund to be held at the office of Frank Russell Investment Management Company, 909 A Street, Tacoma, Washington 98402 on August 25, 1995, and at any adjournments thereof.

The Board of Trustees recommends a vote FOR the following proposal:

PROPOSAL

1. To amend the investment objective of the Fund to read substantially as follows: The Seven Seas Series Yield Plus Fund seeks high current income and liquidity by investing primarily in a diversified portfolio of high-quality debt securities and by maintaining a portfolio duration of one year or less.

When properly executed, this proxy will be voted in the manner directed herein by the undersigned shareholder(s). IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE ABOVE PROPOSAL. This proxy will be voted in the discretion of the persons named as proxies above as to any other matters that may properly come before the meeting or any adjournments thereof. A shareholder wishing to vote in accordance with the Board of Trustees' recommendations need only sign and date this proxy and return it in the enclosed envelope.

PLEASE RETURN BOTTOM PORTION WITH YOUR VOTE IN THE ENCLOSED ENVELOPE AND RETAIN THE TOP PORTION.

THE SEVEN SEAS SERIES YIELD PLUS FUND
Record Date Shares

                            PROXY VOTING MAIL-IN STUB

                                             PROPOSAL

                                   1)   FOR     AGAINST      ABSTAIN
Dated:  _________________, 1995


- -------------------------
- -------------------------
Signature(s) of Shareholder(s)


                                       -9-